Derivative Financial Instruments	12 Months Ended
Apr. 30, 2011
Derivative Financial Instruments [Abstract]
DERIVATIVE FINANCIAL INSTRUMENTS
10. DERIVATIVE FINANCIAL INSTRUMENTS
Our multinational business exposes us to global market risks, including the effect of fluctuations in currency exchange rates, commodity prices, and interest rates. We use derivatives to help manage financial exposures that occur in the normal course of business. We formally document the purpose of each derivative contract, which includes linking the contract to the financial exposure it is designed to mitigate. We do not hold or issue derivatives for trading purposes.
We use currency derivative contracts to limit our exposure to the currency exchange risk that we cannot mitigate internally by using netting strategies. We designate most of these contracts as cash flow hedges of forecasted transactions (expected to occur within three years). We record all changes in the fair value of cash flow hedges (except any ineffective portion) in accumulated other comprehensive income (AOCI) until the underlying hedged transaction occurs, at which time we reclassify that amount into earnings. We designate some of our currency derivatives as hedges of net investments in foreign subsidiaries. We record all changes in the fair value of net investment hedges (except any ineffective portion) in the cumulative translation adjustment component of AOCI.
We assess the effectiveness of our hedges based on changes in forward exchange rates. The ineffective portion of the changes in fair value of our hedges (recognized immediately in earnings) during the periods presented in this report was not material.
We do not designate some of our currency derivatives as hedges because we use them to at least partially offset the immediate earnings impact of changes in foreign exchange rates on existing assets or liabilities. We immediately recognize the change in fair value of these contracts in earnings.
We had outstanding currency derivatives, related primarily to our euro, British pound, and Australian dollar exposures, with notional amounts totaling $400 and $392 at April 30, 2010 and 2011, respectively.
We also had outstanding exchange-traded futures and options contracts on approximately three million bushels of corn as of both April 30, 2010 and 2011. We use these contracts to mitigate our exposure to corn price volatility. Because we do not designate these contracts as hedges for accounting purposes, we immediately recognize changes in their fair value in earnings.
We manage our interest rate risk with swap contracts. We had fixed-to-floating interest rate swaps with total notional values of $250 and $375 outstanding as of April 30, 2010 and 2011, respectively, with maturities matching those of our bonds. These swaps are designated as fair value hedges. The change in fair value of the swaps not related to accrued interest is offset by a corresponding adjustment to the carrying values of the bonds.
The following table presents the fair values of our derivative instruments as of April 30, 2010 and 2011. The fair values are presented below on a gross basis, while the fair values of those instruments that are subject to master settlement arrangements are presented on a net basis in the accompanying consolidated balance sheets, in conformity with GAAP.

		Fair value of	Fair value of
		derivatives in a	derivatives in a
	Classification	gain position	loss position
April 30, 2010:
Designated as cash flow hedges:
Currency derivatives	Other current assets	$7	$(2)
Currency derivatives	Other assets	2	(1)
Currency derivatives	Accrued expenses	1	(6)
Currency derivatives	Other liabilities	—	(1)

Designated as net investment hedges:
Currency derivatives	Other current assets	—	(3)

Not designated as hedges:
Currency derivatives	Other current assets	3	—

April 30, 2011:
Designated as cash flow hedges:
Currency derivatives	Accrued expenses	—	(22)
Currency derivatives	Other liabilities	—	(6)

Designated as fair value hedges:
Interest rate swaps	Other current assets	2	—
Interest rate swaps	Other assets	1	—

Not designated as hedges:
Commodity derivatives	Other current assets	5	—
Currency derivatives	Accrued expenses	3	—
This table presents the amounts affecting our consolidated statements of operations in 2010 and 2011:

	Classification	2010	2011
Currency derivatives designated as cash flow hedges:
Net gain (loss) recognized in AOCI	n/a	$(19)	$(27)
Net gain (loss) reclassified from AOCI into income	Net sales	(16)	—

Interest rate swaps designated as fair value hedges:
Net gain (loss) recognized in income	Interest expense	—	3
Net gain (loss) recognized in income*	Other income	—	2

*	The effect on the hedged item was an equal but offsetting amount for the periods presented.

Currency derivatives designated as net investment hedges:
Net gain (loss) recognized in AOCI	n/a	(8)	(1)

Derivatives not designated as hedging instruments:
Currency derivatives — net gain (loss) recognized in income	Net sales	(8)	(10)
Currency derivatives — net gain (loss) recognized in income	Other income	1	(2)
Commodity derivatives — net gain (loss) recognized in income	Cost of sales	(1)	10
We expect to reclassify $18 of deferred net losses recorded in AOCI as of April 30, 2011, to earnings during fiscal 2012. This reclassification would offset the anticipated earnings impact of the underlying hedged exposures. The actual amounts that we ultimately reclassify to earnings will depend on the exchange rates in effect when the underlying hedged transactions occur. The maximum term of outstanding derivative contracts was 27 months and 24 months at April 30, 2010 and 2011, respectively.
Credit risk. We are exposed to credit-related losses if the other parties to our derivative contracts breach them. This credit risk is limited to the fair value of the contracts. To manage this risk, we enter into contracts only with major financial institutions that have earned investment-grade credit ratings; we have established counterparty credit guidelines that are regularly monitored and that provide for reports to senior management according to prescribed guidelines; and we monetize contracts when we believe it is warranted. Because of these safeguards, we believe the risk of loss from counterparty default to be immaterial.
Some of our derivative instruments require us to maintain a specific level of creditworthiness, which we have maintained. If our creditworthiness were to fall below that level, then the counterparties to our derivative instruments could request immediate payment or collateralization for derivative instruments in net liability positions. The aggregate fair value of all derivatives with creditworthiness requirements that were in a net liability position was $4 and $22 at April 30, 2010 and 2011, respectively.